SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 21, 2002

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25601 Commission File No.	77-0409517 (I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, California 95110
(Address of principal executive offices)

(408) 487-8000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On November 21, 2002, Brocade Communications Systems, Inc. issued a press release announcing financial results for its fourth quarter and fiscal year ended October 26, 2002. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit 99.1	Brocade Communications Systems, Inc. Press Release issued November 21, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brocade Communications Systems, Inc. (Registrant)

Date: November 25, 2002	By:	/s/ Antonio Canova

Antonio Canova Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Brocade Communications Systems, Inc. Press Release issued November 21, 2002.